UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2026

Brookfield Asset Management Ltd.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-41563	98-1702516
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employee Identification No.)

Brookfield Place

225 Liberty Street, 8th Floor

New York, New York, 10281-1048

(Address of Principal Executive Offices)

(212) 417-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Limited Voting Shares	BAM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

Beginning with the release of results for the third quarter ending September 30, 2026, expected to be released on November 6th, 2026, Brookfield Asset Management Ltd. (“BAM”, “we” or “our”) intends to revise its presentation of Fee Revenues, a non-GAAP financial measure, and the presentation of expenses within Fee Related Earnings, a non-GAAP financial measure, and Fee-Bearing Capital, a supplemental financial measure. Specifically, the revised presentation will provide additional detail with respect to BAM’s partner managers by presenting BAM’s proportionate share of fee revenues and expenses attributable to such partner managers, rather than presenting BAM’s share of fee-related earnings from such partner managers on a net basis. In addition, BAM will include Fee-Bearing Capital associated with assets for which its partner managers receive servicing fees, in order to better align the presentation of Fee-Bearing Capital with Fee Revenues. BAM believes this enhanced presentation will provide analysts and investors with greater transparency into the revenue and expense profile of these businesses, which have become a larger contributor to BAM’s credit business, and assist them in understanding and modeling BAM’s results.

In order to assist analysts and investors in understanding the impact of this revised presentation and for comparability purposes, attached as Exhibit 99.1 hereto and incorporated herein by reference is a recast presentation of Fee Revenues and Fee-Bearing Capital (and certain related information) to conform to such revised presentation for the quarter ended June 30, 2026 and the prior seven quarters. BAM has also posted in Excel format such supplemental information on the investor section of its website at bam.brookfield.com.

This revised presentation reflected in Exhibit 99.1 is a presentation change only and does not impact BAM’s Fee-Related Earnings or Distributable Earnings as previously reported. We expect that this change in presentation will similarly be reflected in our future segment U.S. GAAP results and prior comparable periods.

The information furnished as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Non-GAAP and Supplemental Financial Measures -- Additional Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2026

Brookfield Asset Management Ltd.

By:	/s/ Kathy Sarpash
Name:	Kathy Sarpash
Title:	Managing Director, Legal & Regulatory and Corporate Secretary